UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2018

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Great Harbor Capital

On July 27, 2018, Twinlab Consolidated Holdings, Inc. (the "Company"), Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, LLC, Innovita Specialty Distribution LLC, and Joie Essance, LLC (collectively with the Company referred to as the "Borrowers") issued a Secured Promissory Note in favor of Great Harbor Capital, LLC ("Great Harbor"), pursuant to which Great Harbor has loaned the Borrowers the principal amount of $5,000,000 ("Great Harbor Note"). The Great Harbor Note matures on January 27, 2020. Interest on the outstanding principal accrues at a rate of 8.5% per year and is payable monthly on the first day of each month, beginning September 1, 2018. The principal of the Great Harbor Note is payable at maturity. The Great Harbor Note is secured by collateral. The Great Harbor Note is subordinate to the indebtedness owed to MidCap. The Great Harbor Note is senior to the indebtedness owed to Little Harbor, LLC and Golisano Holdings LLC.

The Company also issued to Great Harbor a warrant to purchase an aggregate of 2,500,000 shares of Company common stock at an exercise price of $.01 per share (the "Great Harbor Warrant"). The Great Harbor Warrant is exercisable on any business day prior to the expiration date. The Company has reserved 2,500,000 shares of Company common stock for issuance under the Great Harbor Warrant. The Great Harbor Warrant expires on July 27, 2024.

The Great Harbor Warrant is also subject to customary adjustments upon any recapitalization, reorganization, stock split up, combination of shares, merger or consolidation. The Great Harbor Warrant grants Great Harbor certain registration rights for the shares of Company common stock issuable upon exercise of the Great Harbor Warrant.

Mr. David L. Van Andel, the Chairman of the Company’s Board of Directors, is the owner and principal of Great Harbor Capital LLC. Mr. Mark Bugge, also a member of the Company’s Board of Directors is the Secretary of Great Harbor Capital LLC.

The forgoing descriptions of the Great Harbor Note and the Great Harbor Warrant are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-Q for the quarter ended September 30, 2018.

Golisano Holdings LLC

The Borrowers entered into the Twelfth Amendment to the Note and Warrant Purchase Agreement, dated as of July 27, 2018, by and among the Borrowers and Golisano Holdings LLC (“Golisano”), as successor by assignment to JL-Mezz Utah, LLC f/k/a JL-BBNC Mezz Utah, LLC to the original Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended from time to time (the “Twelfth Amendment”).  Pursuant to the Twelfth Amendment, Golisano consented to the secured loan in the amount of $5,000,000 from Great Harbor.

The Borrowers entered into the Thirteenth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of July 27, 2018, by and among the Borrowers and Golisano Holdings LLC (“Golisano”), as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. to the original Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended from time to time (the “Thirteenth Amendment”).  Pursuant to the Thirteenth Amendment, Golisano consented to the secured loan in the amount of $5,000,000 from Great Harbor.

A member of the Company’s Board of Directors, Mr. B. Thomas Golisano, is the owner and principal of Golisano Holdings LLC.

The forgoing descriptions of the Twelfth Amendment and the Thirteenth Amendment are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-Q for the quarter ended September 30, 2018.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Great Harbor Note is hereby incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the Great Harbor Warrant is hereby incorporated by reference into this Item 3.02.

The Company issued the above-referenced Warrant in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The Warrant was issued directly by the Company and did not involve a public offering or general solicitation. Great Harbor was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that Great Harbor immediately prior to the issuance of the above-referenced Warrant had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Great Harbor had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced Warrant.

Section 8 – Other Events

Item 8.01. Other Events.

Midcap Funding X Trust

On July 27, 2018, MidCap Funding X Trust (“MidCap”) consented to the Great Harbor Note and the repayment of the Great Harbor Note in the future.  The Company, its subsidiaries and Midcap, as successor-by-assignment from MidCap Financial Trust, ("MidCap"), are parties to a certain Credit and Security Agreement dated as of January 22, 2015, as amended from time to time (the "Credit Agreement").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: August 2, 2018	By:	/s/ Alan S. Gever
Alan S. Gever
Chief Financial Officer

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